EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF SOLAR ENERGY TOWERS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Solar Energy Towers, Inc. for the quarter ended June 30, 2009, the undersigned, Thomas E. Puzzo, President and Chief Executive Officer of Solar Energy Towers, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 fairly presents, in all material respects, the financial condition and results of operations of Solar Energy Towers, Inc.

Date:  August 20, 2009

/s/ Thomas E. Puzzo
Thomas E. Puzzo
President and Chief Executive Officer,
Secretary and principal financial officer